Dupilumab Monotherapy in Adults
with Moderate-to-Severe Atopic
Dermatitis: A 12-Week,
Randomized, Double-Blind,
Placebo-Controlled Study
Thomas Bieber, Diamant Thaçi, Neil Graham, Gianluca Pirozzi,
4
Ariel
Teper,
4
Haobo Ren, Neil Stahl, George Yancopoulos, Allen Radin
1
Department of Dermatology and Allergy, Friedrich-Wilhelms University of Bonn, Bonn,
Germany;
2
Comprehensive Center Inflammation Medicine, University of Lübeck,
Lübeck, Germany;
3
Regeneron Pharmaceuticals, Inc., Tarrytown, United States;
4
Sanofi, Bridgewater, United States
Exhibit 99.1
3
3
3 3

2 3

Disclosures
•
D Thaçi is a consultant for Astellas, Novartis,
Regeneron, Celgene, Abbott, Pfizer, Janssen-Cilag,
MSD, Leo-Pharma
•
T Bieber is a consultant for Regeneron, Basilea, L’Oréal,
Oxagen, Bioalliance, Stern Biologics and a speaker for
Astellas
•
N Graham, H Ren, N Stahl, G Yancopoulos, and A
Radin are employees and shareholders of Regeneron
•
G Pirozzi and A Teper are employees and shareholders
of Sanofi
•
Study (NCT01548404) funded by Regeneron
Pharmaceuticals, Inc. and Sanofi

Introduction
• Moderate-to-severe atopic dermatitis (AD) is
characterized by eczematous dermatitis with
intractable pruritus associated with sleep
disturbance and lower quality-of-life
• For many patients, current therapies are
inadequate and can be associated with
unwanted side effects
• IL-4 and IL-13 are thought to be central to T-
helper 2 (Th2) inflammation, which mediates
many features of AD

Introduction

•
Dupilumab is a fully human monoclonal antibody
targeting the  IL-4 receptor alpha subunit (IL-4R  ),
thus blocking the intracellular signaling of both IL-4
and IL-13
•
Earlier clinical trials indicated that dupilumab
monotherapy had an acceptable safety profile and
was efficacious in patients with moderate-to-
severe AD who cannot be adequately controlled
with topical medications
•
We assessed the clinical efficacy of repeated
subcutaneous doses of dupilumab monotherapy
for 12 weeks in adult patients with moderate-to-
severe AD poorly controlled by topical agents

Dupilumab (anti-IL-4R  ) blocks the
IL-4/IL-13 receptor/ligand system
Type I Receptor
B cells, T cells, Monocytes,
Eosinophils, Fibroblasts
Type II Receptor
Epithelial cells, Smooth muscle
cells, Fibroblasts, Monocytes,
Activated B cells
IL-4 IL-13
IL-4R IL-13R  1 c IL-4R

Study treatment
(weekly SC injection for 12 wks)
Screening
(adult patients
with moderate-to-
severe AD)
Safety follow-up
(16 wks)
Dupilumab Monotherapy in Adults with Moderate-to-Severe Atopic
Dermatitis: A European 12-Week, Randomized, Double-Blind,
Placebo-Controlled Phase 2a Study (NCT01548404)
Dupilumab 300 mg (n=55)
n=109
Placebo (n=54)
Primary endpoint:
Percent change in EASI from baseline to week 12
Secondary endpoints:
Changes from baseline to week 12 in EASI,
SCORAD, %BSA, pruritus NRS, 5-D pruritus scale, proportion of patients achieving EASI-50/75, IGA 0-1; and safety
EASI=Eczema Area Severity Index; SCORAD=scoring of atopic dermatitis; BSA = baseline body surface area;
NRS=numeric rating scale; EASI-50 50% reduction in EASI score; EASI-75 75% reduction in EASI score
IGA 0-1=Investigator’s Global Assessment score of 0 (“clear”) or 1 (“almost clear”)

Key inclusion/exclusion criteria
Inclusion
•
Male or female   18 yrs
•
Chronic AD    3 yrs
•
EASI    16
•
IGA    3
•
10% BSA of AD
involvement
•
History of inadequate response
to a stable (  1 month) regimen
of topical corticosteroids or
calcineurin inhibitors within 3
months prior to screening visit
Exclusion
•
Prior treatment with dupilumab
•
Acute or chronic infections
•
Recent treatment with topical
corticosteroids, calcineurin
inhibitors, immunosuppressive/
immunomodulating drugs
•
Significant co-morbidities or lab
abnormalities

Baseline demographics and disease
characteristics*
Placebo
(n=54)
Dupilumab
300 mg
(n=55)
Age, yrs
39.4 (12.3) 33.7 (10.4)
Caucasian, n (%)
54 (100) 55 (100)
Men, n (%)
27 (50.0) 31 (56.4)
BMI, kg/m
24.51 (4.64) 25.89 (4.84)
AD diagnosis age, yrs
14.4 (18.35) 6.6 (10.52)
EASI score (0-72)
30.8 (13.63) 28.4 (13.57)
IGA score (0-5)
4.0 (0.69) 3.9 (0.67)
SCORAD score (0-103)
69.1 (13.38) 66.7 (13.82)
%BSA of AD
50.8 (24.14) 46.8 (24.55)
Pruritus  (NRS) score (0-10)
5.00 (1.40) 6.43 (2.00)
5-D Pruritus Scale (5-25)
18.7 (3.50) 18.4 (3.04)
EASI=Eczema Area Severity Index (range 0-72);
IGA=Investigator’s Global Assessment (range 0-5); SCORAD=scoring of atopic dermatitis (range 0-103); BSA =
baseline body surface area; NRS=numeric rating scale (range 0-10); 5-D Pruritus Scale (range 5-25)

*Values shown are mean (SD) or n (%).
2

-80
-70
-60
-50
-40
-30
-20
-10
10
Study Day
Placebo
300 mg dupilumab
Study drug
administration
Study Day
300 mg dupilumab
10 20 30 40 50 60 70 80 90
-80
-70
-60
-50
-40
-30
-20
-10
0
10
0
10 20 30 40 50 60 70 80 90
Study drug
administration
†
p<0.002, **P<0.0001
*p<0.001, **P<0.0001
-23.3%
-74.0%
-53.6%
*, †**(LOCF)
Percent change in EASI and
SCORAD scores over 12 weeks
Placebo
-14.3%

Proportion of patients who achieve
EASI-50 and EASI-75 over 12 weeks

Placebo
300 mg dupilumab
0
80
60
40
30
20
10
100
70
50
90
Study Day
0 10 20 30 40 50 60 70 80 90
0
80
60
40
30
20
10
100
70
50
90
Study Day
0 10 20 30 40 50 60 70 80 90
Placebo
300 mg dupilumab
†
p<0.01, *p<0.001, **P<0.0001
Study drug
administration
Study drug
administration
†
p<0.01, *p<0.001, **P<0.0001
EASI-50 50% reduction in EASI score; EASI-75 75% reduction in EASI score
35.2%
85.5%
61.8%
14.8%
*, †**(LOCF)
**
**
**
**
** **
**
*
**
**
**
** **
**
** **
**
*

Percent patients achieving IGA 0-1 and mean BSA(%) at day 85 11 ** ** p<0.0001; LOCF ** 7.4 40.0 41.8 19.4 50.8 46.8 Placebo 300 mg dupilumab Placebo 300 mg dupilumab Baseline Day 85

10 20 30 40 50 60 70 80 90 0
Percent change in NRS and 5-D
pruritus scores over 12 weeks
12
Study drug
administration
Study drug
administration
Placebo
300 mg dupilumab
-10
-30
-40
-50
-60
-70
10
-20
0
Study Day
10 20 30 40 50 60 70 80 90
Placebo
300 mg dupilumab
-10
-20
-30
-40
-45
-50
0
-15
-5
Study Day
-25
-35
**
**
**
**
**
** ** ** ** ** ** **
**
**
**
** ** **
**P<0.0001
**P<0.0001
NRS=numeric rating scale
-15.1%
-55.7%
-9.9%
-39.7%
**(LOCF)

Treatment emergent adverse
events over 28 weeks
Placebo
(n = 54)
Dupilumab 300 mg
(n = 55)
Total number of AEs 159 163
Total number of AEs related to study drug 45 49
Total number of  serious AEs 11 1
Deaths 0 0
Number (%) of patients discontinued from study
Due to AE 3 (5.6) 1 (1.8)
Due to Lack of Efficacy 23 (42.6) 7 (12.7)
Infections and infestations* 31 (57.4) 31 (56.4)
Most common AEs (  10%)
Nasopharyngitis 10 (18.5) 22 (40.0)
Headache 7 (13.0) 9 (16.4)
Conjunctivitis 2 (3.7) 7 (12.7)

* System Organ Class

Skin infections were less frequent with
dupilumab treatment compared to placebo

*based on Standardized MedDRA Query; **one occurrence considered both severe and serious
Placebo
(n = 54)
Dupilumab 300 mg
(n = 55)
Total number of patients (%)
with skin infections
13 (24.1%) 3 (5.5%)
Total number of skin infections* 14 3
Impetigo 3 1
Skin bacterial infection 3** 0
Eczema herpeticum 2** 0
Skin infection 2 0
Anorectal cellulitis 1 0
Cellulitis 1** 0
Infected dermatitis 1 0
Folliculitis 1 0
Infected blister 0 1
Pustular rash 0 1

Serious Adverse Events
Placebo
(n = 54)
Dupilumab 300 mg
(n = 55)
Number of SAEs 11 1
Patients with SAE*, n (%) 7 (13.0%) 1 (1.8%)
Facial bones fracture [traumatic] 0 1 (1.8%)
Angina pectoris
1 (1.9%) 0
Cellulitis 1 (1.9%) 0
Eczema herpeticum 1 (1.9%) 0
Skin bacterial infection 1 (1.9%) 0
Renal failure 1 (1.9%) 0
Asthmatic crisis
1 (1.9%) 0
Lung disorder [pneumopathy] 1 (1.9%) 0
Dermatitis Atopic 4 (7.4%) 0

* MedDRA Preferred Term; all SAEs were classified as such due to hospitalization

Summary
•
In this Phase 2a study of 109 European adults with moderate-to-
severe AD, dupilumab (anti-IL-4R  ) 300 mg SC weekly was
associated with rapid and marked sustained improvement in EASI,
SCORAD, IGA, and BSA%, and pruritus
•
At 12 weeks, the dupilumab group achieved statistically superior clinical outcomes compared to the placebo group in all measures of disease activity and pruritus
•
There were notably fewer patients with skin infections associated with dupilumab (5.5%) treatment compared with placebo (24.1%)
•
There were no infection related SAEs or eczema herpeticum in the dupilumab group
•
In the placebo group, 3 patients with skin infections and 4 patients with AD exacerbations required hospitalization
•
The most common TEAEs were nasopharyngitis, headache, and
conjunctivitis

Acknowledgements
Marius Ardeleanu
Elisa Babilonia
Warren Brooks
Josh Cantor
Usman Chaudhry
Olga Filipovska
Romana Machackova
Petr Trestik
Catherine Goujon
Jean-Paul Ortonne
Carle Paul
Alain Taieb
Jennifer Cairns
Jeffrey Ming
Susan Slaytylak-Cheeks
All participating patients
Investigators
Jens Ulrich
Thomas Werfel
Margitta Worm
Klara Bajor
Noemi Bakos
Zita Battyani
Sanofi
Judy Cusick
Kristen Dougherty
Chad Fish
Melissa Hager
Jennifer Hamilton
Richard Kao
Jacquie Kuritzky
Linda Williams
Regeneron
Lajos Kemeny
Marcin Ambroziak
Dorota Bystrzanowska
Maris Czubek
Maria Juszkiewicz-Borowiec
Andrzej Kaszuba
Thomas Bieber
Regina Foelster-Holst
Martin Kaatz
Knut Schaekel
Margrit Simon
Diamant Thaçi
Athanasios Tsianakas

BACK-UP 18

The 5-D itch scale: a new
measure of pruritus
• 5-D Pruritus Scale: Duration, Degree, Direction,
Disability, Distribution
– Single-item domain scores (duration, degree and
direction) are equal to the value of the response choice
– The disability domain includes four items that assess the
impact of itching on daily activities: sleep, leisure social activities, housework errands and work school
– For the distribution domain, the number of affected body
parts is tallied
• 5-D scores can potentially range between 5 (no
pruritus) and 25 (most severe pruritus)
19
Elman S et al. Brit J Dermat 2010;162:587-93.